UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: February 28 or 29

Date of reporting period: February 29, 2024

Hong T. Le

AMCAP Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

AMCAP Fund® Annual report for the year ended February 29, 2024

We take a disciplined,
long-term approach
to investing in
growth companies

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended March 31, 2024 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	32.05%	11.93%	11.10%
Class A shares (reflecting 5.75% maximum sales charge)	24.19	10.37	10.21

For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.45% for Class F-2 shares and 0.67% for Class A shares as of the prospectus dated May 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

35	Board of trustees and other officers

Fellow investors:

U.S. equity markets recorded strong gains for the fiscal year ended February 29, 2024, supported by solid economic growth and decelerating inflation, after aggressive interest rate increases by the U.S. Federal Reserve throughout 2022 and into 2023.

During the reporting period, Class F-2 shares in AMCAP Fund experienced a total return of 33.35%. In this same period, the S&P 500 Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, experienced a total return of 30.45%. The Russell 1000 Growth Index (a market capitalization-weighted index that represents the large-cap growth segment of the U.S. equity market) and Morningstar Large Growth Category Average advanced by 45.93% and 40.93%, respectively, during the past 12 months.

Investment backdrop

The fiscal year began with inflation, measured by the Consumer Price Index (CPI), hovering near 6%. Aggressive interest rate increases by the Fed helped ease inflation to 3.2% by the end of AMCAP’s fiscal year. Declining inflation raised market expectations that the Fed would pause or reverse rate hikes. In 2023, U.S. economic growth was surprisingly strong, supported by wage gains and infrastructure spending. Persistent war in Ukraine, intensifying conflict in the Middle East, and a challenging economic backdrop

Results at a glance

Total returns for periods ended February 29, 2024, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 5/1/67)

AMCAP Fund (Class F-2 shares)[1]	33.35%	11.78%	10.67%	11.72%
AMCAP Fund (Class A shares)	33.03	11.53	10.43	11.49
S&P 500 Index[2]	30.45	14.76	12.70	10.41

Past results are not predictive of results in future periods.

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. There have been periods when the fund has lagged the index.

AMCAP Fund	1

in China created continued uncertainty throughout the fiscal year. These challenges were counterbalanced by growing confidence that the U.S. economy would avert recession, which also supported U.S. stock markets.

New technological developments, especially generative artificial intelligence (GenAI), also spurred confidence. We believe the models underpinning this technology should accelerate computing capabilities benefitting some of AMCAP’s information technology holdings, such as Microsoft, Broadcom and others.

Reflecting this new trend, the sectors of the S&P 500 and Russell 1000 Growth Index with the best returns included information technology, communication services and consumer discretionary. Six of the “Magnificent Seven” companies (the linchpins of the tech market) – Microsoft, Alphabet (Google), Amazon, Apple, Meta (Facebook) and NVIDIA – contributed disproportionately to the returns of the S&P 500 and Russell 1000 Growth Index (Tesla had negative returns). These extraordinarily large companies generated significant sales and profit and appear poised to benefit from demand for AI products and services.

How the fund responded

Against this investment backdrop, AMCAP experienced strong absolute returns that exceeded returns of the S&P 500. Strong relative contributions from semiconductor maker Broadcom, aerospace supplier Transdigm and building products distributor TopBuild helped results. Relative to the Russell 1000 Growth Index (R1G), the fund did less well. During the fiscal year, the fund held all Magnificent Seven companies, although in smaller size relative to the high concentrations of those seven companies in the S&P 500 and R1G. Holdings in Apple and NVIDIA detracted from returns because the fund held smaller amounts relative to the indexes. In part, AMCAP’s relatively lower exposure to the Magnificent Seven can be explained by internal company research that led our diverse group of portfolio managers to embrace numerous other investment ideas.

Two examples illustrate the array of investment opportunities available to AMCAP investment professionals. Our research concluded that General Electric’s fundamentals in aerospace were better than perceived. Shares soared nearly 85% over the course of 2023, on the back of new orders. In health care, research led us to conclude that Eli Lilly’s new drug product portfolio had attractive prospects. Shares increased 142% in 2023, helped by strong second quarter sales and profits that surpassed forecasts.

Holdings in industrials exceeded those in comparative indexes and relative returns were most additive to fund results. Higher exposure to — and good stock selection within — consumer discretionary were additive versus the S&P 500. Despite slightly negative returns, lower exposure to energy companies helped relative returns.

On a relative basis, under-exposure to information technology detracted from returns although absolute returns were strong. Specifically, lower than

2	AMCAP Fund

benchmark exposure to NVIDIA was the largest relative detractor. Stock selection challenges in health care detracted from relative returns, as did cash holdings, which stood at about 3% of net assets at the end of the fiscal year.

Among the top 10 holdings, Broadcom was AMCAP’s largest relative contributor to results in the fiscal year. The company’s strong results were driven by its excellent market position supplying quality semiconductor products — including those powering AI computing — to customers they have deep relationships with.

Outlook

In 2024, ongoing conflicts in Ukraine and the Middle East pose considerable geopolitical risk. Questions about China’s economic outlook persist. The U.S. will have a presidential election. U.S. regional banks face ongoing challenges due to lingering effects from rapid interest rate increases in the past two years. On a positive note, U.S. labor markets have supported consumer spending by remaining resilient despite softening. Should inflation continue to decline, the Fed will be able to lower interest rates, which could help markets and the economy. However, should inflation persist, higher-than-expected interest rates could lead to market turbulence and to an economic slowdown. In that case, at least the Fed has room to lower interest rates to mitigate the downturn.

A consequential question for markets in 2024 is whether demand for AI technology continues its rapid growth or slows as companies pause to evaluate results from investments. Long-term, the benefits of AI may help businesses across various sectors and geographies drive more innovation and productivity. AMCAP portfolio managers will continue to search for companies able to differentiate themselves competitively using these new tools.

Against an ever-changing backdrop, we believe deep fundamental analysis of individual companies enables us to determine their worth and successfully invest in those that are mispriced in the market. The portfolio managers of AMCAP will remain true to the fund’s nearly 57-year heritage of disciplined growth investing by focusing primarily on well-managed U.S. companies with sound fundamentals, solid long-term growth records and attractive future growth potential.

As always, we thank you for your confidence in AMCAP and for placing your trust in Capital Group.

Cordially,

Cheryl E. Frank
Co-President

James Terrile
Co-President

April 10, 2024

For current information about the fund, visit capitalgroup.com.

AMCAP Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Assumes payment of the maximum 5.75% sales charge.

$4,000,000
2,000,000
1,000,000
600,000
400,000
200,000
100,000
60,000
40,000
20,000
10,000
8,000
Year ended February 28 or 29
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993

	1 year	5 years	10 years
Class F-2 shares	33.35%	11.78%	10.67%
Class A shares*	25.38	10.22	9.78

**Assumes payment of the maximum 5.75% sales charge.*

4	AMCAP Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP Fund Class F-2 or Class A shares grew over the past 50 years from February 28, 1974, to February 29, 2024. As you can see, the investment grew to $4,567,664 or $3,876,398, respectively, with all distributions reinvested.

AMCAP Fund	5

Investment portfolio February 29, 2024

Sector diversification	Percent of net assets

Common stocks 96.84%	Shares	Value (000)
Information technology 26.01%
Microsoft Corp.	13,914,439	$5,755,569
Broadcom, Inc.	2,684,030	3,490,554
Salesforce, Inc.	5,237,815	1,617,542
NVIDIA Corp.	1,385,322	1,095,956
ASML Holding NV	992,645	933,917
Micron Technology, Inc.	9,068,053	821,656
Palo Alto Networks, Inc.[1]	2,379,817	739,052
Taiwan Semiconductor Manufacturing Co., Ltd.	33,546,983	732,293
ServiceNow, Inc.[1]	877,808	677,088
Apple, Inc.	3,384,686	611,782
Adobe, Inc.[1]	986,041	552,459
EPAM Systems, Inc.[1]	1,707,772	519,846
Marvell Technology, Inc.	6,172,117	442,294
NICE, Ltd. (ADR)[1,2]	1,766,062	432,950
Qorvo, Inc.[1]	3,754,566	430,085
Applied Materials, Inc.	2,099,231	423,247
Shopify, Inc., Class A, subordinate voting shares[1]	5,076,153	387,666
First Solar, Inc.[1]	2,349,500	361,565
Autodesk, Inc.[1]	1,175,795	303,555
SAP SE	1,102,126	205,931
Accenture PLC, Class A	410,476	153,838
HubSpot, Inc.[1]	238,307	147,467
Cognex Corp.	3,497,366	137,971
Texas Instruments, Inc.	808,165	135,230
Snowflake, Inc., Class A1	700,193	131,832
Atlassian Corp., Class A1	615,792	127,728
Intuit, Inc.	180,885	119,907
Arista Networks, Inc.[1]	411,321	114,158
Fair Isaac Corp.[1]	87,077	110,580
Monolithic Power Systems, Inc.	146,561	105,530
Fabrinet, non-registered shares[1]	456,318	98,368
Constellation Software, Inc.	34,700	96,607
Datadog, Inc., Class A1	499,339	65,643
Trimble, Inc.[1]	834,680	51,074
Dynatrace, Inc.[1]	499,999	24,775
Aspen Technology, Inc.[1]	100,000	19,389
BILL Holdings, Inc.[1]	235,770	14,931
Stripe, Inc., Class B1,3,4	217,774	5,558
		22,195,593

Consumer discretionary 16.92%
Amazon.com, Inc.[1]	15,293,703	2,703,315
Hilton Worldwide Holdings, Inc.	5,541,791	1,132,299
TopBuild Corp.[1,5]	2,159,579	868,971
Burlington Stores, Inc.[1,5]	3,549,405	727,983
Floor & Decor Holdings, Inc., Class A1,2,5	5,965,273	722,514

6	AMCAP Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
DoorDash, Inc., Class A1	4,987,995	$621,355
Churchill Downs, Inc.[5]	4,933,687	601,268
Williams-Sonoma, Inc.[2]	2,195,112	517,015
MercadoLibre, Inc.[1]	322,878	515,087
Galaxy Entertainment Group, Ltd.	92,267,000	503,789
Flutter Entertainment PLC[1]	2,181,352	475,229
Caesars Entertainment, Inc.[1]	9,720,086	422,532
Airbnb, Inc., Class A1	2,603,132	409,915
Chipotle Mexican Grill, Inc.[1]	136,949	368,224
Royal Caribbean Cruises, Ltd.[1]	2,657,476	327,800
NIKE, Inc., Class B	2,966,683	308,327
NVR, Inc.[1]	39,910	304,337
Restaurant Brands International, Inc.[2]	3,492,683	271,207
Marriott International, Inc., Class A	992,200	247,921
YETI Holdings, Inc.[1,5]	5,619,592	230,628
LVMH Moët Hennessy-Louis Vuitton SE	241,401	219,892
Five Below, Inc.[1]	1,094,040	219,552
CarMax, Inc.[1]	2,740,821	216,525
Norwegian Cruise Line Holdings, Ltd.[1]	10,286,563	199,456
Wyndham Hotels & Resorts, Inc.	2,383,922	182,489
Tractor Supply Co.	685,013	174,213
Helen of Troy, Ltd.[1,5]	1,343,900	167,988
D.R. Horton, Inc.	1,049,860	156,891
Tesla, Inc.[1]	668,178	134,892
Darden Restaurants, Inc.	761,242	129,952
Etsy, Inc.[1]	1,676,432	120,183
adidas AG	469,677	94,987
Evolution AB	607,352	78,591
Service Corp. International	299,333	21,908
CAVA Group, Inc.[1]	321,265	18,765
Moncler SpA	207,600	14,957
Aptiv PLC[1]	114,234	9,080
		14,440,037

Health care 16.25%
Eli Lilly and Co.	2,133,617	1,608,064
Abbott Laboratories	12,994,988	1,541,725
UnitedHealth Group, Inc.	2,825,673	1,394,752
Thermo Fisher Scientific, Inc.	2,292,797	1,307,307
Zoetis, Inc., Class A	3,874,966	768,522
Danaher Corp.	2,462,383	623,328
BioMarin Pharmaceutical, Inc.[1]	5,909,896	509,906
Regeneron Pharmaceuticals, Inc.[1]	527,034	509,162
Alnylam Pharmaceuticals, Inc.[1]	3,331,971	503,428
Revvity, Inc.	4,413,272	483,651
Stryker Corp.	1,316,649	459,603
ICON PLC[1]	1,387,244	444,778
Insulet Corp.[1]	2,279,600	373,854
DexCom, Inc.[1]	3,195,851	367,747
IQVIA Holdings, Inc.[1]	1,444,099	356,924
Vertex Pharmaceuticals, Inc.[1]	738,602	310,759
AstraZeneca PLC	2,093,170	263,772
Mettler-Toledo International, Inc.[1]	177,163	220,961
Molina Healthcare, Inc.[1]	529,585	208,609
Sarepta Therapeutics, Inc.[1]	1,540,079	196,976
Haemonetics Corp.[1,5]	2,677,314	195,390
GE HealthCare Technologies, Inc.	1,995,556	182,154
Elevance Health, Inc.	330,762	165,794
Penumbra, Inc.[1]	687,366	161,476
Masimo Corp.[1]	1,193,342	153,392
Veeva Systems, Inc., Class A1	667,801	150,596
IDEXX Laboratories, Inc.[1]	241,046	138,657
Intuitive Surgical, Inc.[1]	259,840	100,194
Centene Corp.[1]	791,680	62,092
NovoCure, Ltd.[1]	3,074,852	47,076
Catalent, Inc.[1]	577,856	33,134
agilon health, Inc.[1]	2,895,418	17,749
		13,861,532

AMCAP Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials 14.33%
TransDigm Group, Inc.	1,975,212	$2,326,286
United Rentals, Inc.	1,142,290	791,915
XPO, Inc.[1,5]	6,132,957	737,917
Carrier Global Corp.	13,241,987	735,990
Copart, Inc.[1]	13,689,857	727,616
General Electric Co.	4,082,648	640,527
RTX Corp.	7,008,907	628,489
Dayforce, Inc.[1,5]	8,790,110	613,198
Saia, Inc.[1]	984,912	566,718
Uber Technologies, Inc.[1]	6,911,024	549,426
Ingersoll-Rand, Inc.	5,476,455	500,165
GFL Environmental, Inc., subordinate voting shares[2]	12,253,641	442,111
Old Dominion Freight Line, Inc.	844,955	373,876
Woodward, Inc.	2,575,973	364,474
Equifax, Inc.	1,113,225	304,567
Airbus SE, non-registered shares	1,615,683	267,068
Safran SA	1,177,213	246,451
AZEK Co., Inc. (The), Class A1	4,988,890	240,016
Delta Air Lines, Inc.	3,760,142	158,941
Howmet Aerospace, Inc.	1,895,594	126,152
Willscot Mobile Mini Holdings Corp., Class A1	2,419,289	115,521
Armstrong World Industries, Inc.	928,881	112,032
Northrop Grumman Corp.	240,479	110,866
ITT, Inc.	736,617	92,917
Paylocity Holding Corp.[1]	401,924	67,768
Caterpillar, Inc.	190,267	63,542
Veralto Corp.	562,682	48,627
AMETEK, Inc.	269,154	48,496
MDA, Ltd.[1]	3,986,446	43,062
Waste Connections, Inc.[2]	256,037	42,615
FTAI Aviation, Ltd.[1]	741,817	41,757
TransUnion	460,856	35,776
Waste Management, Inc.	139,817	28,753
ManpowerGroup, Inc.	249,294	17,989
APi Group Corp.[1]	399,478	14,002
		12,225,626

Financials 8.27%
Mastercard, Inc., Class A	3,778,294	1,793,783
BlackRock, Inc.	514,593	417,510
MSCI, Inc.	716,232	401,785
Visa, Inc., Class A	1,370,060	387,234
Stifel Financial Corp.	4,278,487	324,566
LPL Financial Holdings, Inc.	1,153,259	308,947
Aon PLC, Class A	952,564	301,001
Apollo Asset Management, Inc.	2,621,433	293,076
RenaissanceRe Holdings, Ltd.	1,268,835	285,260
Marsh & McLennan Companies, Inc.	1,397,228	282,617
S&P Global, Inc.	633,003	271,166
PNC Financial Services Group, Inc.	1,842,071	271,153
AIA Group, Ltd.	32,949,000	267,649
Progressive Corp.	1,308,373	248,015
Kotak Mahindra Bank, Ltd.	11,676,500	237,913
Blackstone, Inc.	1,820,102	232,645
Affirm Holdings, Inc., Class A1	5,808,086	217,919
Blue Owl Capital, Inc., Class A	9,248,461	166,102
Morgan Stanley	1,616,059	139,046
Toast, Inc., Class A1	5,205,222	119,720
Houlihan Lokey, Inc., Class A	386,433	49,718
Arch Capital Group, Ltd.[1]	319,218	27,960
KKR & Co., Inc.	149,666	14,706
		7,059,491

Communication services 8.00%
Alphabet, Inc., Class A1	12,662,180	1,753,205
Alphabet, Inc., Class C1	7,335,797	1,025,398
Meta Platforms, Inc., Class A	5,164,398	2,531,227
Netflix, Inc.[1]	1,462,043	881,495

8	AMCAP Fund

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Take-Two Interactive Software, Inc.[1]	1,887,975	$277,400
Charter Communications, Inc., Class A1	580,703	170,686
Electronic Arts, Inc.	895,994	124,973
Tencent Holdings, Ltd.	1,427,700	50,547
Universal Music Group NV	464,428	13,990
		6,828,921

Consumer staples 3.68%
Philip Morris International, Inc.	9,185,829	826,357
Monster Beverage Corp.[1]	9,082,548	536,779
Constellation Brands, Inc., Class A	1,978,754	491,760
Dollar Tree Stores, Inc.[1]	2,619,370	384,209
Costco Wholesale Corp.	421,471	313,528
Dollar General Corp.	1,644,224	238,922
Estée Lauder Companies, Inc. (The), Class A	750,094	111,449
Grocery Outlet Holding Corp.[1]	3,894,763	100,446
Diageo PLC	2,303,152	86,113
Chocoladefabriken Lindt & Sprüngli AG	415	49,837
		3,139,400

Materials 2.04%
Linde PLC	1,634,630	733,655
Albemarle Corp.	2,903,085	400,190
Celanese Corp.	1,179,524	179,252
ATI, Inc.[1]	3,345,536	164,534
Sherwin-Williams Co.	495,033	164,366
Sika AG	349,220	100,894
		1,742,891

Real estate 0.70%
Equinix, Inc. REIT	260,312	231,371
CoStar Group, Inc.[1]	2,377,436	206,908
American Tower Corp. REIT	773,473	153,813
		592,092

Energy 0.64%
EOG Resources, Inc.	3,058,514	350,077
Schlumberger NV	4,100,735	198,189
		548,266

Total common stocks (cost: $44,668,576,000)		82,633,849

Preferred securities 0.03%
Information technology 0.03%
Stripe, Inc., Series G, 6.00% noncumulative preferred shares[1,3,4]	430,630	10,989
Stripe, Inc., Series BB-1, 6.00% noncumulative preferred shares[1,3,4]	327,540	8,359
Stripe, Inc., Series BB, 6.00% noncumulative preferred shares[1,3,4]	116,181	2,965
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	86,605	2,210

Total preferred securities (cost: $22,714,000)		24,523

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	34,745	—	[6]

Total rights & warrants (cost: $0)		—	[6]

AMCAP Fund	9

Convertible stocks 0.08%	Shares	Value (000)
Information technology 0.08%
Genesys Cloud Services Topco, LLC, Class P, convertible preferred shares[3,4]	52,280,000	$35,550
Genesys Cloud Services Topco, LLC, Class P2, convertible preferred shares[3,4]	13,070,000	8,888
Genesys Cloud Services Topco, LLC, Class P3, convertible preferred shares[3,4]	13,070,000	8,888
Genesys Cloud Services Topco, LLC, Class P4, convertible preferred shares[3,4]	13,070,000	8,888
Genesys Cloud Services Topco, LLC, Class P1, convertible preferred shares[3,4]	13,070,000	8,887

Total convertible stocks (cost: $84,302,000)		71,101

Short-term securities 3.18%
Money market investments 3.11%
Capital Group Central Cash Fund 5.41%[5,7]	26,576,976	2,657,698

Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 5.41%[5,7,8]	133,847	13,384
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.24%[7,8]	8,624,689	8,625
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28%[7,8]	6,400,000	6,400
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.20%[7,8]	5,800,000	5,800
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.19%[7,8]	5,800,000	5,800
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.22%[7,8]	5,800,000	5,800
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.20%[7,8]	5,200,000	5,200
Fidelity Investments Money Market Government Portfolio, Class I 5.20%[7,8]	4,600,000	4,600
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.25%[7,8]	2,900,000	2,900
		58,509

Total short-term securities (cost: $2,716,102,000)		2,716,207
Total investment securities 100.13% (cost: $47,491,694,000)		85,445,680
Other assets less liabilities (0.13)%		(114,719)

Net assets 100.00%		$85,330,961

10	AMCAP Fund

Investments in affiliates5

						Net
					Net	unrealized		Dividend
	Value at				realized	appreciation	Value at	or interest
	3/1/2023	Additions		Reductions	gain (loss)	(depreciation)	2/29/2024	income
	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Common stocks 5.70%
Consumer discretionary 3.89%
TopBuild Corp.[1]	$523,974	$—		$110,956	$26,592	$429,361	$868,971	$—
Burlington Stores, Inc.[1]	662,344	172,908		112,313	(8,967)	14,011	727,983	—
Floor & Decor Holdings, Inc., Class A1,2	142,955	426,508		1,012	343	153,720	722,514	—
Churchill Downs, Inc.	226,534	373,530		1,133	170	2,167	601,268	1,887
YETI Holdings, Inc.[1]	217,589	2,340		537	171	11,065	230,628	—
Helen of Troy, Ltd.[1]	145,172	11,539		7,138	(5,181)	23,596	167,988	—
Chegg, Inc.[9]	103,762	—		62,035	(99,365)	57,638	—	—
							3,319,352
Health care 0.23%
Haemonetics Corp.[1]	200,138	23,536		17,340	(849)	(10,095)	195,390	—
Industrials 1.58%
XPO, Inc.[1]	—	405,119		1,004	352	333,450	737,917	—
Dayforce, Inc.[1,10]	631,632	133,460		116,433	(26,013)	(9,448)	613,198	—
Woodward, Inc.[11]	398,230	—		184,902	10,498	140,648	—	2,955
MDA, Ltd.[1,11]	37,698	—		12,087	(14,090)	31,541	—	—
							1,351,115
Total common stocks							4,865,857
Short-term securities 3.13%
Money market investments 3.11%
Capital Group Central Cash Fund 5.41%[7]	4,550,367	9,664,015		11,556,828	967	(823)	2,657,698	184,018
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.41%[7,8]	11,212	2,172	[12]				13,384	—	[13]
Total short-term securities							2,671,082
Total 8.83%					$(115,372)	$1,176,831	$7,536,939	$188,860

AMCAP Fund	11

Restricted securities4

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Genesys Cloud Services Topco, LLC, Class P, convertible preferred shares[3]	11/26/2021	$42,151	$35,550	.04%
Genesys Cloud Services Topco, LLC, Class P2, convertible preferred shares[3]	11/26/2021	10,538	8,888	.01
Genesys Cloud Services Topco, LLC, Class P3, convertible preferred shares[3]	11/26/2021	10,538	8,888	.01
Genesys Cloud Services Topco, LLC, Class P4, convertible preferred shares[3]	11/26/2021	10,538	8,888	.01
Genesys Cloud Services Topco, LLC, Class P1, convertible preferred shares[3]	11/26/2021	10,537	8,887	.01
Stripe, Inc., Series G, 6.00% noncumulative preferred shares[1,3]	9/29/2023	9,682	10,989	.01
Stripe, Inc., Series BB-1, 6.00% noncumulative preferred shares[1,3]	8/24/2023	7,055	8,359	.01
Stripe, Inc., Class B1,3	5/6/2021-8/24/2023	8,431	5,558	.01
Stripe, Inc., Series BB, 6.00% noncumulative preferred shares[1,3]	8/24/2023	2,502	2,965	.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	3,475	2,210	.00 [14]
Total		$115,447	$101,182	.12%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $58,535,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $101,182,000, which represented .12% of the net assets of the fund.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	Amount less than one thousand.
[7]	Rate represents the seven-day yield at 2/29/2024.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Affiliated issuer during the reporting period but no longer held at 2/29/2024.
[10]	This security changed its name during the reporting period.
[11]	Affiliated issuer during the reporting period but no longer an affiliate at 2/29/2024. Refer to the investment portfolio for the security value at 2/29/2024.
[12]	Represents net activity. Refer to Note 5 for more information on securities lending.
[13]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[14]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

12	AMCAP Fund

Financial statements

Statement of assets and liabilities
at February 29, 2024	(dollars in thousands)

Assets:
Investment securities, at value (includes $58,535 of investment securities on loan):
Unaffiliated issuers (cost: $41,278,161)	$77,908,741
Affiliated issuers (cost: $6,213,533)	7,536,939		$85,445,680
Cash			1,504
Receivables for:
Sales of investments	136,143
Sales of fund’s shares	36,229
Dividends	52,396
Securities lending income	1
Other	—	*	224,769
			85,671,953
Liabilities:
Collateral for securities on loan			58,509
Payables for:
Purchases of investments	166,198
Repurchases of fund’s shares	80,010
Investment advisory services	19,499
Services provided by related parties	13,076
Trustees’ deferred compensation	3,026
Other	674		282,483
Net assets at February 29, 2024			$85,330,961

Net assets consist of:
Capital paid in on shares of beneficial interest			$45,833,553
Total distributable earnings (accumulated loss)			39,497,408
Net assets at February 29, 2024			$85,330,961

*	Amount less than one thousand.

Refer to the notes to financial statements.

AMCAP Fund	13

Financial statements (continued)

Statement of assets and liabilities
at February 29, 2024 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,067,265 total shares outstanding)

		Shares		Net asset
	Net assets	outstanding		value per share
Class A	$38,774,990	942,231		$41.15
Class C	751,736	22,521		33.38
Class T	14	—	*	41.36
Class F-1	873,058	21,470		40.66
Class F-2	9,343,599	224,054		41.70
Class F-3	5,454,840	131,503		41.48
Class 529-A	2,545,723	62,893		40.48
Class 529-C	63,231	1,885		33.55
Class 529-E	83,960	2,163		38.81
Class 529-T	22	1		41.31
Class 529-F-1	14	—	*	41.02
Class 529-F-2	269,053	6,527		41.22
Class 529-F-3	14	—	*	41.22
Class R-1	63,178	1,820		34.71
Class R-2	672,151	19,375		34.69
Class R-2E	84,113	2,106		39.95
Class R-3	942,424	24,114		39.08
Class R-4	732,841	18,023		40.66
Class R-5E	172,109	4,163		41.34
Class R-5	277,206	6,571		42.19
Class R-6	24,226,685	575,845		42.07

*	Amount less than one thousand.

Refer to the notes to financial statements.

14	AMCAP Fund

Financial statements (continued)

Statement of operations
for the year ended February 29, 2024	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,262; also includes $188,860 from affiliates)	$775,521
Interest from unaffiliated issuers	5,364
Securities lending income (net of fees)	334	$781,219
Fees and expenses*:
Investment advisory services	221,047
Distribution services	108,202
Transfer agent services	50,654
Administrative services	22,435
529 plan services	1,530
Reports to shareholders	1,543
Registration statement and prospectus	940
Trustees’ compensation	789
Auditing and legal	75
Custodian	716
Other	170	408,101
Net investment income		373,118

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $4,096):
Unaffiliated issuers	4,755,379
Affiliated issuers	(115,372)
In-kind redemptions	100,936
Currency transactions	(609)	4,740,334
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	15,661,793
Affiliated issuers	1,176,831
Currency translations	(206)	16,838,418
Net realized gain (loss) and unrealized appreciation (depreciation)		21,578,752

Net increase (decrease) in net assets resulting from operations		$21,951,870

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended February 29, 2024	Year ended February 28, 2023
Operations:
Net investment income	$373,118	$304,500
Net realized gain (loss)	4,740,334	(929,682)
Net unrealized appreciation (depreciation)	16,838,418	(9,731,338)
Net increase (decrease) in net assets resulting from operations	21,951,870	(10,356,520)

Distributions paid to shareholders	(2,723,713)	(4,678,887)

Net capital share transactions	(2,578,345)	2,198,806

Total increase (decrease) in net assets	16,649,812	(12,836,601)

Net assets:
Beginning of year	68,681,149	81,517,750
End of year	$85,330,961	$68,681,149

Refer to the notes to financial statements.

AMCAP Fund	15

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	AMCAP Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

AMCAP Fund	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The table below presents the fund’s valuation levels as of February 29, 2024 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$22,190,035	$—	$5,558		$22,195,593
Consumer discretionary	14,440,037	—	—		14,440,037
Health care	13,861,532	—	—		13,861,532
Industrials	12,225,626	—	—		12,225,626
Financials	7,059,491	—	—		7,059,491
Communication services	6,828,921	—	—		6,828,921
Consumer staples	3,139,400	—	—		3,139,400
Materials	1,742,891	—	—		1,742,891
Real estate	592,092	—	—		592,092
Energy	548,266	—	—		548,266
Preferred securities	—	—	24,523		24,523
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	71,101		71,101
Short-term securities	2,716,207	—	—		2,716,207
Total	$85,344,498	$—	$101,182		$85,445,680

*	Amount less than one thousand.

18	AMCAP Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

AMCAP Fund	19

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of February 29, 2024, the total value of securities on loan was $58,535,000, and the total value of collateral received was $59,737,000. Collateral received includes cash of $58,509,000 and U.S. government securities of $1,228,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended February 29, 2024, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended February 29, 2024, the fund recognized $671,000 in reclaims (net of $14,000 in fees and the effect of realized gain or loss from currency translations) and $35,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 29, 2024, the fund reclassified $183,956,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $902,784,000.

20	AMCAP Fund

As of February 29, 2024, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,627,760
Gross unrealized appreciation on investments	39,273,279
Gross unrealized depreciation on investments	(1,339,531)
Net unrealized appreciation (depreciation) on investments	37,933,748
Cost of investments	47,511,932

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended February 29, 2024						Year ended February 28, 2023
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid
Class A	$202,913		$955,384		$1,158,297		$—	$2,178,038	$2,178,038
Class C	—		23,410		23,410		—	68,887	68,887
Class T	—	*	—	*	—	*	—	1	1
Class F-1	4,009		22,190		26,199		—	56,578	56,578
Class F-2	80,783		226,517		307,300		—	536,477	536,477
Class F-3	57,658		134,593		192,251		—	298,865	298,865
Class 529-A	12,555		63,974		76,529		—	145,267	145,267
Class 529-C	—		1,978		1,978		—	5,772	5,772
Class 529-E	147		2,222		2,369		—	5,174	5,174
Class 529-T	—	*	1		1		—	1	1
Class 529-F-1	—	*	—	*	—	*	—	1	1
Class 529-F-2	2,319		6,467		8,786		—	12,648	12,648
Class 529-F-3	—	*	—	*	—	*	—	1	1
Class R-1	—		1,849		1,849		—	4,356	4,356
Class R-2	—		19,794		19,794		—	43,422	43,422
Class R-2E	2		2,047		2,049		—	4,404	4,404
Class R-3	983		24,453		25,436		—	56,092	56,092
Class R-4	3,810		18,602		22,412		—	44,972	44,972
Class R-5E	1,493		4,077		5,570		—	9,443	9,443
Class R-5	2,714		6,834		9,548		—	18,384	18,384
Class R-6	248,807		591,128		839,935		—	1,190,104	1,190,104
Total	$618,193		$2,105,520		$2,723,713		$—	$4,678,887	$4,678,887

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.274% on such assets in excess of $89 billion. For the year ended February 29, 2024, the investment advisory services fees were $221,047,000, which were equivalent to an annualized rate of 0.296% of average daily net assets.

AMCAP Fund	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of February 29, 2024, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended February 29, 2024, the 529 plan services fees were $1,530,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

22	AMCAP Fund

For the year ended February 29, 2024, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$81,929	$32,888		$10,157		Not applicable
Class C	7,093	701		215		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,931	1,114		239		Not applicable
Class F-2	Not applicable	9,056		2,466		Not applicable
Class F-3	Not applicable	35		1,453		Not applicable
Class 529-A	5,052	2,027		671		$1,317
Class 529-C	617	57		19		37
Class 529-E	372	37		22		44
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	110		67		132
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	570	53		17		Not applicable
Class R-2	4,453	2,038		178		Not applicable
Class R-2E	414	138		21		Not applicable
Class R-3	4,128	1,221		248		Not applicable
Class R-4	1,643	649		197		Not applicable
Class R-5E	Not applicable	247		49		Not applicable
Class R-5	Not applicable	129		76		Not applicable
Class R-6	Not applicable	154		6,340		Not applicable
Total class-specific expenses	$108,202	$50,654		$22,435		$1,530

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $789,000 in the fund’s statement of operations reflects $383,000 in current fees (either paid in cash or deferred) and a net increase of $406,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended February 29, 2024, the fund engaged in such purchase and sale transactions with related funds in the amounts of $724,447,000 and $746,821,000, respectively, which generated $120,298,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended February 29, 2024.

AMCAP Fund	23

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended February 29, 2024

Class A	$1,601,610	44,848	$1,140,062		30,679		$(3,863,479)	(108,379)	$(1,121,807)	(32,852)
Class C	69,351	2,380	23,350		770		(245,759)	(8,504)	(153,058)	(5,354)
Class T	—	—	—		—		—	—	—	—
Class F-1	17,324	492	25,977		707		(137,879)	(3,940)	(94,578)	(2,741)
Class F-2	1,338,218	36,987	297,967		7,940		(2,014,727)	(55,619)	(378,542)	(10,692)
Class F-3	677,916	18,876	190,007		5,097		(1,136,981)	(31,479)	(269,058)	(7,506)
Class 529-A	181,800	5,159	76,506		2,092		(353,143)	(9,966)	(94,837)	(2,715)
Class 529-C	11,591	395	1,977		65		(27,782)	(942)	(14,214)	(482)
Class 529-E	6,344	187	2,369		67		(13,901)	(408)	(5,188)	(154)
Class 529-T	—	—	1		—	†	—	—	1	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	45,142	1,256	8,782		237		(40,243)	(1,117)	13,681	376
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	7,004	231	1,849		59		(14,862)	(494)	(6,009)	(204)
Class R-2	106,515	3,545	19,781		628		(152,078)	(5,045)	(25,782)	(872)
Class R-2E	16,080	464	2,049		57		(13,262)	(384)	4,867	137
Class R-3	147,070	4,347	25,422		717		(209,377)	(6,210)	(36,885)	(1,146)
Class R-4	95,549	2,697	22,409		610		(165,070)	(4,666)	(47,112)	(1,359)
Class R-5E	46,494	1,304	5,569		149		(71,713)	(2,038)	(19,650)	(585)
Class R-5	28,227	777	9,535		251		(74,677)	(2,059)	(36,915)	(1,031)
Class R-6	1,136,811	31,794	834,870		22,074		(2,264,940)	(60,842)	(293,259)	(6,974)
Total net increase (decrease)	$5,533,046	155,739	$2,688,482		72,199		$(10,799,873)	(302,092)	$(2,578,345)	(74,154)

Refer to the end of the table for footnotes.

24	AMCAP Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended February 28, 2023

Class A	$1,926,319	59,112	$2,141,174	72,118		$(4,300,409)	(133,811)	$(232,916)	(2,581)
Class C	76,442	2,843	68,599	2,811		(287,847)	(10,685)	(142,806)	(5,031)
Class T	—	—	—	—		—	—	—	—
Class F-1	23,117	708	55,978	1,908		(144,716)	(4,492)	(65,621)	(1,876)
Class F-2	1,520,935	46,139	521,299	17,336		(2,336,264)	(71,708)	(294,030)	(8,233)
Class F-3	1,013,511	31,129	295,738	9,884		(1,153,687)	(35,377)	155,562	5,636
Class 529-A	162,509	5,056	145,240	4,971		(281,412)	(8,848)	26,337	1,179
Class 529-C	12,071	445	5,771	235		(28,297)	(1,043)	(10,455)	(363)
Class 529-E	5,389	175	5,168	184		(10,633)	(348)	(76)	11
Class 529-T	—	—	1	1		—	—	1	1
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	35,944	1,110	12,647	425		(28,412)	(886)	20,179	649
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	8,039	286	4,344	171		(11,209)	(395)	1,174	62
Class R-2	107,045	3,837	43,398	1,713		(130,223)	(4,672)	20,220	878
Class R-2E	14,086	435	4,404	153		(17,635)	(559)	855	29
Class R-3	138,700	4,432	56,043	1,984		(207,390)	(6,641)	(12,647)	(225)
Class R-4	88,390	2,718	44,921	1,531		(174,960)	(5,454)	(41,649)	(1,205)
Class R-5E	41,262	1,238	9,440	317		(22,729)	(698)	27,973	857
Class R-5	37,818	1,125	18,346	603		(90,281)	(2,674)	(34,117)	(946)
Class R-6	2,705,039	80,865	1,183,088	39,007		(1,107,307)	(33,590)	2,780,820	86,282
Total net increase (decrease)	$7,916,616	241,653	$4,615,601	155,352		$(10,333,411)	(321,881)	$2,198,806	75,124

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,164,099,000 and $22,033,376,000, respectively, during the year ended February 29, 2024.

AMCAP Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
2/29/2024	$31.97	$.13	$10.30	$10.43	$(.22)	$(1.03)	$(1.25)	$41.15	33.03%	$38,775		.67%		.67%		.37%
2/28/2023	39.42	.10	(5.28)	(5.18)	—	(2.27)	(2.27)	31.97	(12.71)	31,169		.67		.67		.32
2/28/2022	40.16	.02	1.94	1.96	—	(2.70)	(2.70)	39.42	4.42	38,536		.65		.65		.05
2/28/2021	31.47	.09	10.12	10.21	(.08)	(1.44)	(1.52)	40.16	32.98	38,472		.67		.67		.26
2/29/2020	30.87	.22	2.03	2.25	(.18)	(1.47)	(1.65)	31.47	7.03	30,635		.68		.68		.69
Class C:
2/29/2024	26.13	(.11)	8.39	8.28	—	(1.03)	(1.03)	33.38	32.07	752		1.42		1.42		(.38)
2/28/2023	32.96	(.12)	(4.44)	(4.56)	—	(2.27)	(2.27)	26.13	(13.36)	728		1.42		1.42		(.44)
2/28/2022	34.23	(.26)	1.69	1.43	—	(2.70)	(2.70)	32.96	3.61	1,085		1.40		1.40		(.70)
2/28/2021	27.15	(.14)	8.66	8.52	—	(1.44)	(1.44)	34.23	31.99	1,252		1.41		1.41		(.47)
2/29/2020	26.88	(.02)	1.76	1.74	—	(1.47)	(1.47)	27.15	6.21	1,299		1.43		1.43		(.07)
Class T:
2/29/2024	32.18	.23	10.37	10.60	(.39)	(1.03)	(1.42)	41.36	33.44 [5]	—	[6]	.40	[5]	.40	[5]	.65 [5]
2/28/2023	39.57	.19	(5.31)	(5.12)	—	(2.27)	(2.27)	32.18	(12.50)[5]	—	[6]	.41	[5]	.41	[5]	.58 [5]
2/28/2022	40.22	.12	1.93	2.05	—	(2.70)	(2.70)	39.57	4.65 [5]	—	[6]	.42	[5]	.42	[5]	.28 [5]
2/28/2021	31.50	.18	10.13	10.31	(.15)	(1.44)	(1.59)	40.22	33.30 [5]	—	[6]	.42	[5]	.42	[5]	.50 [5]
2/29/2020	30.88	.30	2.03	2.33	(.24)	(1.47)	(1.71)	31.50	7.29 [5]	—	[6]	.44	[5]	.44	[5]	.92 [5]
Class F-1:
2/29/2024	31.58	.12	10.17	10.29	(.18)	(1.03)	(1.21)	40.66	32.99	873		.71		.71		.33
2/28/2023	38.99	.09	(5.23)	(5.14)	—	(2.27)	(2.27)	31.58	(12.74)	765		.71		.71		.28
2/28/2022	39.78	— [7]	1.91	1.91	—	(2.70)	(2.70)	38.99	4.34	1,017		.70		.70		(.01)
2/28/2021	31.18	.08	10.02	10.10	(.06)	(1.44)	(1.50)	39.78	32.95	1,318		.71		.71		.23
2/29/2020	30.59	.21	2.00	2.21	(.15)	(1.47)	(1.62)	31.18	6.98	1,332		.72		.72		.65
Class F-2:
2/29/2024	32.43	.22	10.44	10.66	(.36)	(1.03)	(1.39)	41.70	33.35	9,344		.44		.44		.60
2/28/2023	39.86	.18	(5.34)	(5.16)	—	(2.27)	(2.27)	32.43	(12.51)	7,613		.44		.44		.54
2/28/2022	40.51	.11	1.94	2.05	—	(2.70)	(2.70)	39.86	4.61	9,685		.44		.44		.26
2/28/2021	31.71	.17	10.21	10.38	(.14)	(1.44)	(1.58)	40.51	33.31	9,686		.44		.44		.48
2/29/2020	31.08	.30	2.04	2.34	(.24)	(1.47)	(1.71)	31.71	7.26	7,554		.45		.45		.91
Class F-3:
2/29/2024	32.29	.26	10.39	10.65	(.43)	(1.03)	(1.46)	41.48	33.51	5,455		.33		.33		.71
2/28/2023	39.66	.22	(5.32)	(5.10)	—	(2.27)	(2.27)	32.29	(12.42)	4,489		.33		.33		.66
2/28/2022	40.27	.16	1.93	2.09	—	(2.70)	(2.70)	39.66	4.74	5,290		.33		.33		.37
2/28/2021	31.53	.21	10.14	10.35	(.17)	(1.44)	(1.61)	40.27	33.41	5,054		.34		.34		.59
2/29/2020	30.90	.33	2.04	2.37	(.27)	(1.47)	(1.74)	31.53	7.39	3,967		.35		.35		1.01
Class 529-A:
2/29/2024	31.45	.12	10.14	10.26	(.20)	(1.03)	(1.23)	40.48	33.03	2,546		.71		.71		.34
2/28/2023	38.84	.09	(5.21)	(5.12)	—	(2.27)	(2.27)	31.45	(12.75)	2,064		.71		.71		.28
2/28/2022	39.63	.01	1.90	1.91	—	(2.70)	(2.70)	38.84	4.36	2,503		.68		.68		.02
2/28/2021	31.08	.08	9.98	10.06	(.07)	(1.44)	(1.51)	39.63	32.93	2,496		.71		.71		.22
2/29/2020	30.51	.20	2.00	2.20	(.16)	(1.47)	(1.63)	31.08	6.97	1,891		.72		.72		.64

Refer to the end of the table for footnotes.

26	AMCAP Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
2/29/2024	$26.27	$(.13)	$8.44	$8.31	$—	$(1.03)	$(1.03)	$33.55	32.01%		$63		1.48%		1.48%		(.43)%
2/28/2023	33.15	(.13)	(4.48)	(4.61)	—	(2.27)	(2.27)	26.27	(13.44)		62		1.48		1.48		(.50)
2/28/2022	34.43	(.28)	1.70	1.42	—	(2.70)	(2.70)	33.15	3.56		90		1.45		1.45		(.75)
2/28/2021	27.31	(.14)	8.70	8.56	—	(1.44)	(1.44)	34.43	31.96		113		1.45		1.45		(.48)
2/29/2020	27.03	(.03)	1.78	1.75	—	(1.47)	(1.47)	27.31	6.21		220		1.47		1.47		(.10)
Class 529-E:
2/29/2024	30.16	.04	9.71	9.75	(.07)	(1.03)	(1.10)	38.81	32.68		84		.94		.94		.11
2/28/2023	37.44	.02	(5.03)	(5.01)	—	(2.27)	(2.27)	30.16	(12.94)		70		.93		.93		.05
2/28/2022	38.37	(.09)	1.86	1.77	—	(2.70)	(2.70)	37.44	4.12		86		.92		.92		(.22)
2/28/2021	30.14	— [7]	9.67	9.67	— [7]	(1.44)	(1.44)	38.37	32.66		91		.93		.93		.01
2/29/2020	29.65	.13	1.94	2.07	(.11)	(1.47)	(1.58)	30.14	6.72		79		.95		.95		.42
Class 529-T:
2/29/2024	32.14	.21	10.34	10.55	(.35)	(1.03)	(1.38)	41.31	33.31	[5]	—	[6]	.47	[5]	.47	[5]	.58	[5]
2/28/2023	39.53	.17	(5.29)	(5.12)	—	(2.27)	(2.27)	32.14	(12.51)[5]		—	[6]	.46	[5]	.46	[5]	.53	[5]
2/28/2022	40.21	.10	1.92	2.02	—	(2.70)	(2.70)	39.53	4.60	[5]	—	[6]	.47	[5]	.47	[5]	.23	[5]
2/28/2021	31.49	.16	10.13	10.29	(.13)	(1.44)	(1.57)	40.21	33.22	[5]	—	[6]	.48	[5]	.48	[5]	.44	[5]
2/29/2020	30.88	.29	2.02	2.31	(.23)	(1.47)	(1.70)	31.49	7.22	[5]	—	[6]	.48	[5]	.48	[5]	.88	[5]
Class 529-F-1:
2/29/2024	31.90	.18	10.28	10.46	(.31)	(1.03)	(1.34)	41.02	33.25	[5]	—	[6]	.53	[5]	.53	[5]	.51	[5]
2/28/2023	39.29	.15	(5.27)	(5.12)	—	(2.27)	(2.27)	31.90	(12.59)[5]		—	[6]	.53	[5]	.53	[5]	.46	[5]
2/28/2022	39.99	.08	1.92	2.00	—	(2.70)	(2.70)	39.29	4.55	[5]	—	[6]	.51	[5]	.51	[5]	.18	[5]
2/28/2021	31.37	.16	10.07	10.23	(.17)	(1.44)	(1.61)	39.99	33.19	[5]	—	[6]	.48	[5]	.48	[5]	.49	[5]
2/29/2020	30.76	.28	2.03	2.31	(.23)	(1.47)	(1.70)	31.37	7.24		151		.49		.49		.87
Class 529-F-2:
2/29/2024	32.08	.22	10.32	10.54	(.37)	(1.03)	(1.40)	41.22	33.35		269		.44		.44		.61
2/28/2023	39.46	.18	(5.29)	(5.11)	—	(2.27)	(2.27)	32.08	(12.51)		197		.43		.43		.56
2/28/2022	40.13	.11	1.92	2.03	—	(2.70)	(2.70)	39.46	4.61		217		.45		.45		.25
2/28/2021[8,9]	34.86	.05	6.21	6.26	(.13)	(.86)	(.99)	40.13	18.10	[10]	199		.15	[10]	.15	[10]	.13	[10]
Class 529-F-3:
2/29/2024	32.08	.23	10.33	10.56	(.39)	(1.03)	(1.42)	41.22	33.43		—	[6]	.39		.39		.65
2/28/2023	39.45	.19	(5.29)	(5.10)	—	(2.27)	(2.27)	32.08	(12.48)		—	[6]	.40		.40		.59
2/28/2022	40.09	.13	1.93	2.06	—	(2.70)	(2.70)	39.45	4.69		—	[6]	.38		.38		.31
2/28/2021[8,9]	34.86	.06	6.21	6.27	(.18)	(.86)	(1.04)	40.09	18.11	[10]	—	[6]	.18	[10]	.13	[10]	.15	[10]
Class R-1:
2/29/2024	27.14	(.11)	8.71	8.60	—	(1.03)	(1.03)	34.71	32.06		63		1.42		1.42		(.38)
2/28/2023	34.13	(.12)	(4.60)	(4.72)	—	(2.27)	(2.27)	27.14	(13.37)		55		1.42		1.42		(.44)
2/28/2022	35.36	(.27)	1.74	1.47	—	(2.70)	(2.70)	34.13	3.61		67		1.42		1.42		(.72)
2/28/2021	28.01	(.16)	8.95	8.79	—	(1.44)	(1.44)	35.36	31.98		73		1.44		1.44		(.50)
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21		68		1.45		1.45		(.08)

Refer to the end of the table for footnotes.

AMCAP Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
2/29/2024	$27.13	$(.11)	$8.70	$8.59	$—	$(1.03)	$(1.03)	$34.69	32.03%	$672	1.42%	1.42%	(.38)%
2/28/2023	34.12	(.12)	(4.60)	(4.72)	—	(2.27)	(2.27)	27.13	(13.37)	549	1.43	1.43	(.45)
2/28/2022	35.35	(.28)	1.75	1.47	—	(2.70)	(2.70)	34.12	3.62	661	1.43	1.43	(.73)
2/28/2021	28.01	(.16)	8.94	8.78	—	(1.44)	(1.44)	35.35	31.94	725	1.43	1.43	(.50)
2/29/2020	27.69	(.02)	1.81	1.79	—	(1.47)	(1.47)	28.01	6.21	605	1.44	1.44	(.08)
Class R-2E:
2/29/2024	31.02	(.03)	9.99	9.96	— [7]	(1.03)	(1.03)	39.95	32.44	84	1.13	1.13	(.09)
2/28/2023	38.50	(.05)	(5.16)	(5.21)	—	(2.27)	(2.27)	31.02	(13.11)	61	1.14	1.14	(.15)
2/28/2022	39.47	(.18)	1.91	1.73	—	(2.70)	(2.70)	38.50	3.90	75	1.13	1.13	(.43)
2/28/2021	31.04	(.07)	9.94	9.87	—	(1.44)	(1.44)	39.47	32.34	76	1.14	1.14	(.21)
2/29/2020	30.50	.07	1.99	2.06	(.05)	(1.47)	(1.52)	31.04	6.53	67	1.15	1.15	.22
Class R-3:
2/29/2024	30.35	.02	9.78	9.80	(.04)	(1.03)	(1.07)	39.08	32.64	942	.98	.98	.07
2/28/2023	37.68	— [7]	(5.06)	(5.06)	—	(2.27)	(2.27)	30.35	(12.99)	767	.98	.98	— [11]
2/28/2022	38.62	(.12)	1.88	1.76	—	(2.70)	(2.70)	37.68	4.07	960	.98	.98	(.28)
2/28/2021	30.35	(.02)	9.73	9.71	—	(1.44)	(1.44)	38.62	32.55	1,104	.99	.99	(.05)
2/29/2020	29.83	.12	1.95	2.07	(.08)	(1.47)	(1.55)	30.35	6.69	990	1.00	1.00	.37
Class R-4:
2/29/2024	31.59	.13	10.18	10.31	(.21)	(1.03)	(1.24)	40.66	33.04	733	.68	.68	.36
2/28/2023	38.99	.10	(5.23)	(5.13)	—	(2.27)	(2.27)	31.59	(12.72)	612	.68	.68	.30
2/28/2022	39.77	.01	1.91	1.92	—	(2.70)	(2.70)	38.99	4.37	803	.68	.68	.02
2/28/2021	31.17	.09	10.01	10.10	(.06)	(1.44)	(1.50)	39.77	32.97	907	.68	.68	.25
2/29/2020	30.58	.22	2.00	2.22	(.16)	(1.47)	(1.63)	31.17	7.00	906	.69	.69	.67
Class R-5E:
2/29/2024	32.15	.20	10.35	10.55	(.33)	(1.03)	(1.36)	41.34	33.31	172	.48	.48	.55
2/28/2023	39.56	.17	(5.31)	(5.14)	—	(2.27)	(2.27)	32.15	(12.55)	153	.48	.48	.51
2/28/2022	40.23	.10	1.93	2.03	—	(2.70)	(2.70)	39.56	4.60	154	.48	.48	.22
2/28/2021	31.52	.15	10.14	10.29	(.14)	(1.44)	(1.58)	40.23	33.21	139	.48	.48	.44
2/29/2020	30.91	.27	2.05	2.32	(.24)	(1.47)	(1.71)	31.52	7.25	77	.48	.48	.84
Class R-5:
2/29/2024	32.80	.24	10.57	10.81	(.39)	(1.03)	(1.42)	42.19	33.47	277	.38	.38	.66
2/28/2023	40.27	.20	(5.40)	(5.20)	—	(2.27)	(2.27)	32.80	(12.48)	249	.38	.38	.60
2/28/2022	40.87	.14	1.96	2.10	—	(2.70)	(2.70)	40.27	4.70	344	.38	.38	.32
2/28/2021	31.98	.20	10.29	10.49	(.16)	(1.44)	(1.60)	40.87	33.36	571	.38	.38	.55
2/29/2020	31.32	.32	2.06	2.38	(.25)	(1.47)	(1.72)	31.98	7.33	572	.39	.39	.98
Class R-6:
2/29/2024	32.73	.26	10.54	10.80	(.43)	(1.03)	(1.46)	42.07	33.52	24,227	.33	.33	.71
2/28/2023	40.17	.22	(5.39)	(5.17)	—	(2.27)	(2.27)	32.73	(12.43)	19,078	.33	.33	.66
2/28/2022	40.76	.16	1.95	2.11	—	(2.70)	(2.70)	40.17	4.74	19,945	.33	.33	.37
2/28/2021	31.89	.21	10.28	10.49	(.18)	(1.44)	(1.62)	40.76	33.45	18,504	.33	.33	.60
2/29/2020	31.24	.34	2.05	2.39	(.27)	(1.47)	(1.74)	31.89	7.38	14,415	.34	.34	1.02

Refer to the end of the table for footnotes.

28	AMCAP Fund

Financial highlights (continued)

	Year ended February 28 or 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate for all share classes[12]	27%	31%	28%	35%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Amount less than $.01.
[8]	Based on operations for a period that is less than a full year.
[9]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[10]	Not annualized.
[11]	Amount less than .01%.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

AMCAP Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the investment portfolio, as of February 29, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
April 10, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

30	AMCAP Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2023, through February 29, 2024).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMCAP Fund	31

Expense example (continued)

	Beginning account value 9/1/2023	Ending account value 2/29/2024	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,165.00	$3.61	.67%
Class A – assumed 5% return	1,000.00	1,021.53	3.37	.67
Class C – actual return	1,000.00	1,160.79	7.63	1.42
Class C – assumed 5% return	1,000.00	1,017.80	7.12	1.42
Class T – actual return	1,000.00	1,166.60	2.26	.42
Class T – assumed 5% return	1,000.00	1,022.77	2.11	.42
Class F-1 – actual return	1,000.00	1,164.83	3.88	.72
Class F-1 – assumed 5% return	1,000.00	1,021.28	3.62	.72
Class F-2 – actual return	1,000.00	1,166.14	2.37	.44
Class F-2 – assumed 5% return	1,000.00	1,022.68	2.21	.44
Class F-3 – actual return	1,000.00	1,166.92	1.78	.33
Class F-3 – assumed 5% return	1,000.00	1,023.22	1.66	.33
Class 529-A – actual return	1,000.00	1,164.89	3.82	.71
Class 529-A – assumed 5% return	1,000.00	1,021.33	3.57	.71
Class 529-C – actual return	1,000.00	1,160.63	7.90	1.47
Class 529-C – assumed 5% return	1,000.00	1,017.55	7.37	1.47
Class 529-E – actual return	1,000.00	1,163.41	5.00	.93
Class 529-E – assumed 5% return	1,000.00	1,020.24	4.67	.93
Class 529-T – actual return	1,000.00	1,166.18	2.53	.47
Class 529-T – assumed 5% return	1,000.00	1,022.53	2.36	.47
Class 529-F-1 – actual return	1,000.00	1,165.91	2.85	.53
Class 529-F-1 – assumed 5% return	1,000.00	1,022.23	2.66	.53
Class 529-F-2 – actual return	1,000.00	1,166.24	2.42	.45
Class 529-F-2 – assumed 5% return	1,000.00	1,022.63	2.26	.45
Class 529-F-3 – actual return	1,000.00	1,166.57	2.10	.39
Class 529-F-3 – assumed 5% return	1,000.00	1,022.92	1.96	.39
Class R-1 – actual return	1,000.00	1,160.60	7.63	1.42
Class R-1 – assumed 5% return	1,000.00	1,017.80	7.12	1.42
Class R-2 – actual return	1,000.00	1,160.73	7.68	1.43
Class R-2 – assumed 5% return	1,000.00	1,017.75	7.17	1.43
Class R-2E – actual return	1,000.00	1,162.51	6.08	1.13
Class R-2E – assumed 5% return	1,000.00	1,019.24	5.67	1.13
Class R-3 – actual return	1,000.00	1,163.14	5.27	.98
Class R-3 – assumed 5% return	1,000.00	1,019.99	4.92	.98
Class R-4 – actual return	1,000.00	1,164.91	3.66	.68
Class R-4 – assumed 5% return	1,000.00	1,021.48	3.42	.68
Class R-5E – actual return	1,000.00	1,166.24	2.59	.48
Class R-5E – assumed 5% return	1,000.00	1,022.48	2.41	.48
Class R-5 – actual return	1,000.00	1,166.68	2.05	.38
Class R-5 – assumed 5% return	1,000.00	1,022.97	1.91	.38
Class R-6 – actual return	1,000.00	1,167.06	1.78	.33
Class R-6 – assumed 5% return	1,000.00	1,023.22	1.66	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

32	AMCAP Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 29, 2024:

Long-term capital gains	$2,146,160,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$36,578,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2025, to determine the calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their tax advisors.

AMCAP Fund	33

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

34	AMCAP Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
John G. Freund, MD, 1953	2022	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 – 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 – 2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	106	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2006	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	6	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	11	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
James Terrile, 1965 Co-President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]	6	None
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Chair and Director, Capital Group International, Inc.[7]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 36 for footnotes.

AMCAP Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Cheryl E. Frank, 1975 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[7]
Michael W. Stockton, 1967 Executive Vice President	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Martin Jacobs, 1962 Senior Vice President	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Aidan O’Connell, 1968 Senior Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Jessica C. Spaly, 1977 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Eric H. Stern, 1964 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]
Gregory W. Wendt, 1961 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2023	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Mariah L. Coria, 1984 Assistant Treasurer	2023	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	AMCAP Fund

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

FTSE indexes: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. FTSE indexes are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

© 2024 Morningstar, Inc. All rights reserved. For institutional use only. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from this information. Past performance is no guarantee of future results.

On or around July 1, 2024, American Funds Distributors, Inc. will be renamed Capital Client Group, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 84% of 10-year periods and 97% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2023.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2023. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2023. Thirteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how a security and an index move in relation to each other. A correlation ranges from -1 to 1. A positive correlation close to 1 implies that as one moved, either up or down, the other moved in “lockstep,” in the same direction. A negative correlation close to -1 indicates the two have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 55% of the time, based on the 20-year period ended December 31, 2023, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

Capital Group manages equity assets through three investment groups. These groups make investment and proxy voting decisions independently. Fixed income investment professionals provide fixed income research and investment management across the Capital organization; however, for securities with equity characteristics, they act solely on behalf of one of the three equity investment groups.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at capitalgroup.com.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

		AMCAP

Registrant:
a) Audit Fees:
Audit	2023	96,000
	2024	1,000

b) Audit-Related Fees:
	2023	12,000
	2024	12,000

c) Tax Fees:
	2023	11,000
	2024	13,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2023	None
	2024	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2023	2,184,000
	2024	2,218,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2023	394,000
	2024	None
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2023	None
	2024	None

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,602,000 for fiscal year 2023 and $2,243,000 for fiscal year 2024. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

i) Not applicable.

j) Not applicable.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 13 – Exhibits

(a)(1)	Code of Ethics – See Item 2

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: April 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: April 30, 2024

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: April 30, 2024